Exhibit 10.9

Client Code/Reference No: ADD-00493

AMENDMENT

Date of Amendment: November 7, 2008

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and Barclays Global Investors, N.A. (“Licensee”), as amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1)	Exhibit A of the Agreement is hereby amended to add the MSCI All Peru Capped Index and MSCI Frontier Emerging Markets APEX Index. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement, including, but not limited to the requirement that all Funds be listed on an U.S. domiciled stock exchange only, shall apply to all Funds based on the aforementioned indices.

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the aforementioned indices.

2)	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Barclays Global Investors, N.A.		MSCI INC.

By	/s/ Greg Friedman	By	/s/ Joseph A. Gagliardi

Name	Greg Friedman	Name	Joseph A. Gagliardi

	(printed)		(printed)

Title	Managing Director	Title	Executive Director

Barclays Global Investors, N.A.

By	/s/ Elaine Orr

Name	Elaine Orr

(printed)

Title	Principal